SUPPLEMENT TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO MULTI-ASSET FUNDS
For the Wells Fargo Diversified Capital Builder Fund (the “Fund”)

Effective immediately Robert Junkin is added as a portfolio manager to the Fund.

I. Prospectus
In the section entitled “Fund Summary – Fund Management” for the Fund, the Fund Management table is replaced with the following:

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Robert Junkin, Portfolio Manager/2019 Margaret Patel, Portfolio Manager/2007

In addition, the section entitled “The Sub-Advisers and Portfolio Managers” is supplemented with the following:

Robert Junkin
Mr. Junkin joined Wells Capital Management or one of its predecessors firms in 2007, where he currently serves as a Portfolio Manager.

II. Statement of Additional Information
In the section entitled “Manager and Other Service Providers - Portfolio Managers”, the Management of Other Accounts and Beneficial Ownership tables are amended to add the following information:

Robert Junkin[1]	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles Managed
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Portfolio Manager	Fund	Beneficial Ownership
Robert Junkin[1]	Diversified Capital Builder Fund	$0
1.	Mr. Junkin became a portfolio manager of the Fund on April 1, 2019. The information presented in this table is as of September 30, 2018, at which time Mr. Junkin was not a portfolio manager of the Fund.

April 1, 2019	AFR049/P501SP